SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 27, 2001


                          PRIMESOURCE HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in its Charter)


         MASSACHUSETTS               1-14961                    04-2741310
 (State of Other Jurisdiction    (Commission File           (I.R.S. Employer
     of Incorporation)                 Number)               Identification No.)



                 3700 E. Columbia Street, Tucson, Arizona 85714
               (Address of Principal Executive Offices) (Zip Code)

                                 (520) 512-1100
               Registrant's Telephone Number, including area code

Item 5.   Other Events.

          On December 7, 2001, PrimeSource Healthcare, Inc. (the "Company") issued a press release announcing the resignation as officers and directors of James L. Hersma, the Company's former Chief Executive Officer and former director, Michael K. Bayley, the Company's former Chief Financial Officer, Executive Vice President, Clerk and former director, and John F. Rooney, the Company's former Executive Vice President, Corporate Development and former Chairman of the Board. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference.

          In connection with Mr. Bayley's resignation, the Company and Mr. Bayley entered into an Agreement, which is attached hereto as Exhibit 99.2, and a Release, which is attached hereto as Exhibit 99.3, each of which is hereby incorporated herein by this reference. In connection with Mr. Rooney's resignation, the Company and Mr. Rooney entered into an Agreement, which is attached hereto as Exhibit 99.4, and a Release, which is attached hereto as
Exhibit 99.5, each of which is hereby incorporated herein by this reference.

          The Company also announced that it has appointed Mr. Brad Walker as its chief restructuring officer. Mr. Walker will report directly to the Company's Board of Directors and all other officers of the Company will report directly to him.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

     99.1   PrimeSource Healthcare, Inc. Press Release, dated December 7, 2001.

     99.2 Agreement, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and Michael K. Bayley.

     99.3 Release, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and Michael K. Bayley.

     99.4 Agreement, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and John F. Rooney.

     99.5 Release, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and John F. Rooney.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRIMESOURCE HEALTHCARE, INC.



                                          By:   /s/  Bradford C. Walker
                                                -------------------------------
                                          Name:  Bradford C. Walker
                                          Title: Chief Restructuring Officer



DATED:  December 7, 2001

                          PRIMESOURCE HEALTHCARE, INC.

                            Exhibit Index to Form 8-K


Exhibit No.

99.1      PrimeSource Healthcare, Inc. Press Release, dated December 7, 2001.

99.2 Agreement, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and Michael K. Bayley.

99.3      Release,   dated  November  27,  2001,  by  and  between   PrimeSource
          Healthcare, Inc. and Michael K. Bayley.

99.4 Agreement, dated November 27, 2001, by and between PrimeSource Healthcare, Inc. and John F. Rooney.

99.5      Release,   dated  November  27,  2001,  by  and  between   PrimeSource
          Healthcare, Inc. and John F. Rooney.